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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated October 22, 1999, included in Sanmina Corporation's Form 10-K for the year ended October 2, 1999.



                                              /s/ ARTHUR ANDERSEN LLP


San Jose, California
June 21, 2000